SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 26, 1996



                          SHOPCO REGIONAL MALLS, L.P.
             (Exact name of registrant as specified in its charter)



         Delaware                   33-20614              13-3217028
State or other jurisdiction        Commission            IRS Employer
      of incorporation             File Number         Identification No.



3 World Financial Center, 29th Floor
New York, NY Attn: Andre Anderson                             10285
Address of principal executive offices                       Zip Code



Registrant's telephone number, including area code (212) 526-3237

Item 5. Other Events


Further to its October 16, 1996 notice of default to Shopco Malls L.P.(the "Owner Partnership"), Aetna Life Insurance Company (the "Lender"), which holds the mortgage on the Owner Partnership's Assembly Square mall (the "Mall"), commenced advertising for a public nonjudicial foreclosure sale to be held on December 20, 1996. The Owner Partnership continues to hold negotiations with the Lender concerning the mortgage in default. In addition to such negotiations, the Owner Partnership is considering the alternatives available to it with respect to such potential foreclosure sale.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SHOPCO REGIONAL MALLS, L.P.
                               Registrant

                               By:  REGIONAL MALLS INC.
                                    General Partner


Date:  December 6, 1996        By: /s/ Paul L. Abbott
                                    Director and Chief
                                    Executive Officer


Date:  December 6, 1996        By: /s/ Robert Hellman
                                    President


Date:  December 6, 1996        By: /s/ Joan Berkowitz
                                    Vice  President
                                    and  Chief  Financial Officer